Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic May 2026 Investor Presentation

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Legal Disclaimers 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” "may," "could,""should," "would," "potential," "continue","seek," "target," variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified and for which BOK Financial assumes no responsibility for the accuracy or completeness. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. All statements other than statements of historical fact are forward-looking statements. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs; changes in commodity prices; interest rates and interest rate relationships; inflation; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulations; tax laws; prices, levies and assessments; the impact of technological advances; trends in customer behavior as well as their ability to repay loans; credit quality deterioration; cybersecurity incidents and data breaches; operational failures or interruptions; liquidity risks; capital adequacy requirements; litigation and regulatory enforcement actions; and other risks detailed in BOK Financial Corporation's filings with the Securities and Exchange Commission. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of March 31, 2026 unless otherwise noted.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic NASDAQ: BOKF BROKER/DEALER & INDEPENDENT ADVISORY SERVICES CONSUMER, COMMERCIAL & MORTGAGE BANKING BOK Financial Corporation BOK Financial Asset Management BOK Private Wealth Cavanal Hill BOK Financial ® Bank of Texas Bank of Albuquerque Bank of Oklahoma BOK Financial Mortgage TransFundSM TRANSACTION & PAYMENT PROCESSING WEALTH MANAGEMENT BOK Financial Securities BOK Financial Advisors Additional Wealth Management offices Banking and wealth management services provided by BOKF, NA. Broker/dealer and investment advisory services provided by BOK Financial Securities, Inc. 3 Corporate Snapshot • Top 30 national/regional bank* • Midwest/Southwest franchise • 115 full-service locations across 8 states • Seasoned management team • Proven ability to deliver organic growth • Consistent execution and strategy • Long-term focused Key Statistics as of March 31, 2026 BOK Financial FootprintASSETS $53.8 billion LOANS $26.2 billion DEPOSITS $38.7 billion ASSETS UNDER MANAGEMENT OR ADMINISTRATION $123.6 billion CREDIT RATINGS BOKF, NA BOK Financial Corp. S&P A- (OS) BBB+ (OS) Fitch Ratings A (OS) A (OS) *Total assets as of 12/31/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Core Strategy Build a bank with diverse revenues that can compete upstream and outperform peers across varying economic cycles. *Chart data based on Bloomberg EPS data for BOKF and KRX index members as of 2025. Chart data is indexed to 1 as of 1995. 4 "There is no principle more emphasized in our organization than managing for long-term value rather than short-term results." George Kaiser, Chairman Long-term EPS Growth vs. KRX Median* BOKF KRX Median 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 0 2 4 6 8 10 12 BOKF CAGR = 8.0% KRX CAGR = 4.6%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Disciplined concentration management, diversified by sector & geography Loan Segmentation Collateral Location as of 3/31/2026 as of 3/31/2026 Commercial real estate Healthcare Loans to individuals Services Energy General business Mortgage finance Texas Oklahoma Colorado Arizona Kansas/Missouri New Mexico Other 5 22% 15% 18% 15% 11% 1% 18% 34% 15% 11% 7% 3% 3% 27%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Portfolio Composition as of 3/31/2026 78% 15% 5% Oil & Gas Producers Oil & Gas Midstream Services 11% 8% 81% Hospital Medical Services Senior Housing 43% 24% 14% 10% 2% 7% Multifamily Industrial Office Retail Residential Cons Other Energy Banking • More than 100-year history in energy lending • Focus on first-lien, senior-secured E&P lending, the "sweet spot" in energy lending • Seasoned internal petroleum engineering staff to confirm collateral values - a material investment that is a key to strong credit performance across the cycle • Minimal exposure to second liens, undeveloped reserves, or other higher-risk components of the capital stack • 50-60% loan to value on proven producing reserves Healthcare Banking • Favorable spreads • Predominately BOK Financial originated commitments • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics Commercial Real Estate • Collateral focused in Texas (34%), Colorado (8%), Arizona (9%), Oklahoma (5%), New Mexico (6%) and Kansas/Missouri (3%) • Allocate 185% of Tier 1 capital plus reserves to CRE (ratio is currently 163%) • Further controls and limitations by product type and geography with concentration guidelines analyzed and adjusted quarterly, as needed • Strong relationship between the front-line production/bankers and credit concurrence officers • Minimal exposure to residential construction and land development (highest risk, most cyclical sector in CRE) $3.0 billion outstanding $4.0 billion outstanding $5.9 billion outstanding 6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Dec '23 Dec '24 Dec '25 Mar '26 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Strong Core Deposit Franchise Deposit Mix & Cost ($Million) Deposit Mix by Geography 4% 51% 9% 5% 6% 24% Demand Interest-bearing transaction Savings Time 7 Source: Company filings, S&P Global Market Intelligence Deposit Mix by Line of Business Total Deposit Breakdown 28% 48% 19% 3% Wealth Commercial Consumer Small Business Commercial Deposit Breakdown 36% 25% 19% 10% 6% 4% Corporate Small/Med. Business Energy Native American Healthcare CRE IB Deposit Cost (%) 2.71%3.11%3.68%2.79% 27% 62% 9% 2% 22% 67% 2% 9% 21% 68% 9% 2% 20% 68% 2% 10% MSA Branches Deposit Share Tulsa, OK 21 33 % Dallas/Fort Worth/Metro, TX 20 1 % Oklahoma City, OK 15 13 % Denver/Metro, CO 13 3 % Albuquerque, NM 12 13% 1%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Peer-leading Fee Income and Steady Profitability Summary 35%-40% of total revenues come from a diverse set of well- established fee income businesses, a differentiator compared to other midsized regional banks Markets & Securities • Consistently among the top dealers of mortgage backed securities • Robust municipal and advisory services • Strong mortgage originator and servicer Asset Management & Transactions • $123.6 billion in assets under management or administration at March 31, 2026 • 8th largest corporate trustee bank ranked by number of trusteeships • Top 10 Electronic Funds Transfer processor in the United States through our TransFund business, which provides Debit and Credit Issuing Processing (EFT) for almost 500 Banks & Credit Unions throughout the U.S. Brokerage & trading Institutional trading, retail brokerage, investment banking, and customer hedging activities including commodity, interest rate, and foreign exchange Transaction card ATM network and merchant services Fiduciary & asset management Mutual funds; corporate, foundation, and personal trust; 401(k) services; and professional services including mineral management Mortgage banking Direct mortgage originations and mortgage servicing 8 Q1 2026 Fee Income % vs. KRX Index Fee Income % —% 5% 10% 15% 20% 25% 30% 35% 40% BOKF

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Primary Lines of Business • Private Wealth / Asset Management - Banking and investment management, trust and estate administration, and Cavanal Hill family of funds • Institutional Wealth - Retirement plan services, financial planning, corporate trust, business transition services, institutional investment management, and asset custody • Hedging and Risk Management - Energy, commodities, FX, interest rate, and mortgage production hedging • Institutional Sales and Trading - Institutional investing, public and corporate finance, and reinsurance services • Specialty Asset Management - Mineral management, real estate management, and advisor trust services Wealth Management By The Numbers • Assets under management or administration ("AUMA"): $123.6 billion • Fiduciary assets: $74.4 billion • Average loans: $2.4 billion • Average deposits: $10.8 billion • More than $1 trillion in traded securities annually Assets Under Management or Administration ($Billion) Wealth Management Revenue ($Million) 9 Total Fiduciary Assets Assets Held in Safekeeping or Administration 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 M ar 2026 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 CAGR: 5.6% Other Operating Revenue NII after loans charged off 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 CAGR: 6.8% $604.7 $123.6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Awards, Recognition, and Rankings • Retirement Plan Services recognized as a top five provider and recipient of six "Best in Class" awards in 2023 • Eighth largest corporate trustee bank by number of trusteeships and fifth in paying agencies • Among the top bond underwriters and financial advisors in the United States and #1 in Texas • One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry • Fifteen Lipper awards over the past 13 years for Cavanal Hill, our proprietary mutual fund family 10 Cavanal Hill, 2% BOK Financial Securities, 36% Institutional Wealth, 21% Private Wealth, 41% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Cavanal Hill, 4% BOK Financial Securities, 23% Institutional Wealth, 53% Private Wealth, 20% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Wealth AUMA by Line of Business Wealth Revenue by Line of Business For the three months ended March 31, 2026 As of March 31, 2026

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Transaction Processing CAGR: 4.3% CAGR: 3.8% Debit Processing & ATM Network • Operates nationally • More than 75% of clients are outside of Oklahoma • Clients: Banks, Credit Unions and C-store chains • 830+ million EFT transactions processed in 2025 • TransFund celebrated its 50th year as a BOK Financial line of business with record debit, processing, ATM and merchant sales in 2025 Merchant Payment Processing • Process payments for 10,000 merchant and cash advance locations • In 2025, processed $3.3 billion in merchant sales • Processing verticals include: Healthcare, Transportation, Governments, Public/Private Universities, and Retail • 24 million merchant transactions processed in 2025 MERCHANT VOLUME ($Million) EFT TRANSACTION VOLUMES (Million) Transaction Processing Volume as of 12/31/2025 11 0 100 200 300 400 500 600 700 800 900 2025 2016 $— $1,000 $2,000 $3,000 $4,000 2025 2016

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q1 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net income was $155.8 million, or $2.58 per diluted share, compared to $177.3 million, or $2.89 per diluted share in the prior quarter. Excluding the gain recognized on the sale of a merchant banking investment and the FDIC special assessment benefit, net income would have been $152.1 million, or $2.48 per diluted share, in the fourth quarter of 2025* • Net interest margin declined 8 basis points to 2.90% and core net interest margin, excluding trading, declined 7 basis points to 3.15%* • Period end loans grew $536 million, or 2.1% sequentially to $26.2 billion with strong growth throughout our Commercial and Commercial Real Estate portfolios. Period end loans grew $2.5 billion or 10.5% compared to the first quarter of 2025 • Net charge-offs were 3 basis points of average loans on an annualized basis in the first quarter • Continued strong capital and liquidity position with TCE at 9.3% and a loan to deposit ratio of 68% 12 $119.8 $140.0 $140.9 $177.3 $155.8 $1.86 $2.19 $2.22 $2.89 $2.58 1Q25 2Q25 3Q25 4Q25 1Q26 ($Million, exc. EPS) Q1 2026 Q4 2025 Q1 2025 Net income $155.8 $177.3 $119.8 Diluted EPS $2.58 $2.89 $1.86 Net income before taxes $199.7 $228.5 $154.8 Provision for credit losses $0.0 $0.0 $0.0 Pre-provision net revenue* $199.7 $228.5 $154.8 Efficiency ratio* 63.2% 60.7% 68.3% Revenue Composition as of 3/31/2026 62% 8% 12% 6% 6% 4% 2% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 13 ◦ Period end loan balances increased $536 million, led by strong growth in our Arizona, Texas, and Oklahoma markets with broad- based growth in our Commercial and Commercial Real Estate portfolios. Average loan balances grew $683 million ◦ Average deposits declined $1.0 billion in Q1. Opportunistically acquired wholesale deposits in the prior quarter were replaced with wholesale borrowings during the first quarter ◦ The loan to deposit ratio increased to 68% at March 31 from 65% at December 31, but continues to be well below the pre- pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration decreased $3.0 billion to $123.6 billion, driven by lower market valuations and normal seasonal distributions ($Billion) Q1 2026 Quarterly Sequential Quarterly YOY Period End Loans $26.2 2.1% 10.5% Average Loans $25.9 2.7% 7.7% Period End Deposits $38.7 (1.9)% 1.0% Average Deposits $39.0 (2.5)% 1.6% Fiduciary Assets $74.4 (3.4)% 9.2% Assets Under Management or Administration $123.6 (2.4)% 8.5%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Total Commercial loans grew $292 million or 1.9% sequentially • Combined Services & General Business (Core C&I) balances increased $171 million or 2.1% linked quarter • Energy balances increased $123 million or 4.3%, reflecting continued reversal of the elevated payoff activity experienced in 2025 • Healthcare balances decreased $52 million or 1.3% linked quarter, reflecting cyclical payoff activity • Commercial Real Estate loan balances increased $213 million or 3.7% linked quarter, led by growth in multifamily, industrial, and retail 14 ($Million) Mar. 31, 2026 Dec. 31, 2025 Mar. 31, 2025 Seq. Loan Growth YOY Loan Growth Energy $ 3,005.7 $ 2,882.2 $ 2,860.3 4.3% 5.1% Services 3,901.9 3,911.9 3,704.8 (0.3)% 5.3% Healthcare 3,955.8 4,008.2 3,789.4 (1.3)% 4.4% Mortgage Finance 228.2 177.8 — 28.4% N/A General Business 4,481.5 4,300.9 4,048.8 4.2% 10.7% Total Commercial $ 15,573.1 $ 15,281.1 $ 14,403.4 1.9% 8.1% Multifamily $ 2,553.7 $ 2,432.3 $ 2,336.3 5.0% 9.3% Industrial 1,418.6 1,368.4 1,163.1 3.7% 22.0% Office 821.6 814.1 704.7 0.9% 16.6% Retail 614.0 573.5 497.6 7.1% 23.4% Residential Construction and Land Development 109.5 129.8 105.2 (15.6)% 4.1% Other Commercial Real Estate 367.3 353.9 356.7 3.8% 3.0% Total Commercial Real Estate $ 5,884.7 $ 5,672.0 $ 5,163.5 3.7% 14.0% Loans to Individuals $ 4,729.6 $ 4,698.4 $ 4,123.5 0.7% 14.7% Total Loans $ 26,187.4 $ 25,651.5 $ 23,690.5 2.1% 10.5%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality continues to be strong with nonperforming assets, excluding loans guaranteed by U.S. government agencies, totaling $52 million or 0.20% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 3 bps with net charge- offs of $1.9 million during Q1 • No provision for credit losses was necessary for the quarter as the favorable impact of higher projected oil prices in our energy portfolio and improved credit quality was offset by loan growth and a slight downward revision to economic forecast assumptions • Combined allowance for credit losses of $323 million or 1.23% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 15 0.02% 0.01% 0.06% 0.02% 0.03% 1Q25 2Q25 3Q25 4Q25 1Q26 0.00% 0.10% 0.20% 19.1% 18.0% 10.1% 10.3% 11.3% 12.1% 11.0% 4Q18 4Q19 1Q25 2Q25 3Q25 4Q25 1Q26 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 16 100 year history in energy lending and a tested playbook • 72% oil / 28% gas-weighted borrowers • Robust stress testing process with 18 petroleum engineers and analysts on staff * '26 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income declined $2.7 million linked quarter, driven by seasonal declines in DDA balances, shorter day count in the first quarter, and the funding of temporary margin posted on behalf of our energy customers. Core net interest income, excluding trading, decreased $4.8 million* Net Interest Margin • 8 basis point NIM decrease with core net interest margin, excluding trading,* declining 7 basis points 17 ($Million) Q1 2026 Q4 2025 Q1 2025 Quarterly Sequential Quarterly YOY Net Interest Income $342.6 $345.3 $316.3 (0.8)% 8.3% Net Interest Margin 2.90% 2.98% 2.78% (8) bps 12 bps Yield on Loans 6.25% 6.48% 6.71% (23) bps (46) bps Tax-equivalent Yield on Earning Assets 5.23% 5.36% 5.45% (13) bps (22) bps Cost of Interest-bearing Deposits 2.71% 2.91% 3.24% (20) bps (53) bps Rate on Interest- bearing Liabilities 2.92% 3.06% 3.42% (14) bps (50) bps Net Interest Income ($Million) $301.1 $312.0 $323.3 $332.1 $327.2 $15.2 $16.1 $14.3 $13.2 $15.4 NII excl. Trading* Trading NII 1Q25 2Q25 3Q25 4Q25 1Q26 $0 $100 $200 $300 $400 2.78% 2.80% 2.91% 2.98% 2.90% 3.05% 3.12% 3.16% 3.22% 3.15% Reported NIM NIM excl. Trading* 1Q25 2Q25 3Q25 4Q25 1Q26 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income decreased $1.6 million reflecting continued mix shift in total trading revenue from Trading fees to Trading NII* Investment Banking Fees • Investment banking revenue, which includes investment banking fees and syndication fees, decreased $4.1 million, largely affected by seasonality Mortgage Production Revenue • Mortgage production revenue increased $2.0 million related to increased production volumes and refinance activity 18 ($Million) Q1 2026 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 19.3 $ (1.6) (7.8)% 138.2% Mortgage Servicing 17.0 — (0.1)% (0.9)% Mortgage Production 3.9 2.0 100.0% 49.3% Customer Hedging Fees 7.8 1.1 17.1% (6.8)% Brokerage Fees 6.3 0.9 16.0% 27.3% Syndication Fees 4.5 (2.0) (30.8)% 40.3% Investment Banking Fees 5.7 (2.1) (27.0)% (11.5)% Markets & Securities $ 64.6 (1.8) (2.6)% 26.9% ($Million) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Trading Fees $ 19.3 $ 20.9 $ 15.5 $ 14.4 $ 8.1 Trading NII* 15.4 13.2 14.3 16.1 15.2 Total Trading Revenue $ 34.7 $ 34.1 $ 29.8 $ 30.5 $ 23.3 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Fiduciary and asset management revenue decreased $1.9 million, primarily from higher transaction- related fees recognized in the prior quarter • Assets under management or administration decreased $3.0 billion during the quarter driven by lower market valuations and normal seasonal distributions • Transaction card revenue grew to $32.0 million this quarter, marking another record quarter 19 ($Million) Q1 2026 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 64.6 $ (1.8) (2.6)% 26.9% Fiduciary & Asset Management 66.5 (1.9) (2.7)% 9.0% Transaction Card 32.0 0.4 1.3% 18.0% Deposit Service Charges & Fees 32.2 0.2 0.6% 6.4% Other Revenue 14.5 (2.0) (12.3)% (2.3)% Asset Management & Transactions 145.2 (3.3) (2.2)% 9.0% Total Fees & Commissions $ 209.8 $ (5.1) (2.4)% 13.9% 2+1 1 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Personnel expenses were down $11.6 million, primarily driven by lower incentive compensation costs • Cash-based incentive compensation decreased $7.0 million as the fourth quarter was elevated, primarily driven by strong results in both commercial and wealth production volumes • Regular compensation decreased $2.5 million, reflecting normalization of quarterly compensation expense as the majority of transitional personnel costs from talent base alignment were recognized in the prior quarter • Excluding the impact of the FDIC special assessment adjustment in the prior quarter, non-personnel expense decreased $4.8 million, primarily related to lower professional fees 20 ($Million) Q1 2026 Q4 2025 Q1 2025 Quarterly Sequential Quarterly YOY Total Personnel Expense $211.2 $222.7 $214.2 (5.2)% (1.4)% Memo: Deferred compensation** 0.2 2.4 (0.7) N/A N/A Total Personnel Expense (Excluding Deferred Compensation) $211.0 $220.3 $214.9 (4.2)% (1.8)% Non-Personnel Expense $143.0 $138.3 $133.3 3.4% 7.2% Total Operating Expense $354.2 $361.1 $347.5 (1.9)% 1.9% Efficiency Ratio* 63.2% 60.7% 68.3% Adjusted Efficiency Ratio* 63.2% 64.9% 68.2% * Non-GAAP measure **Other gains and losses, net includes deferred compensation losses of $1.8 million in Q1 2026, gains of $3.7 million in Q4 2025, and losses of $1.1 million in Q1 2025.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2026 Full Year Outlook 21 Bold represents changes compared to the prior quarter. *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure. Refer to Form-10K furnished on February 18, 2026. Business Driver 2025 Actuals FY '26 As of 04/21/26* Notes EOP Loans $25.7 billion 10% area Continuing our recent broad-based loan growth trends in our existing portfolio, and expansion of Mortgage Finance. EOP Inv Securities $15.4 billion Flat Net Interest Income $1.3 billion $1.42 to $1.45 billion Assumes no rate cuts in 2026, consistent with market implied forwards. Fees & Commissions $801 million $820 to $845 million Reflects mid‑single‑digit fee growth excluding trading, as a no‑rate‑cut outlook modestly shifts trading revenues toward fee income. Total Revenue $2.2 billion Mid single-digit growth rate Expenses $1.4 billion Low single-digit growth Efficiency Ratio** 65.1% 63% area Provision Expense $2 million $15 to $35 million Credit outlook is strong. Assumes near 10% loan growth and a gradual migration toward more normal levels of credit performance.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 76% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 84% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is 0.13% on NII 22 Scenario Δ NII % Δ NII $ Down 200 Ramp, year 1 1.81% $26.9 million Down 100 Ramp, year 1 0.76% $11.2 million Up 100 Ramp, year 1 (0.81)% $(12.0) million Up 200 Ramp, year 1 (1.86)% $(27.6) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.0 years, extending to only 3.6 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q1 2026 was $707 million 94% 5% 1% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 03/31/2026

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure ** Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period end deposit balances decreased $758 million this quarter • Uninsured and non-collateralized deposit coverage ratio was ~ 167% at March 31, 2026 Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds 23 Q1 2026 Q4 2025 Q1 2025 Loan to Deposit Ratio 67.7% 65.0% 61.9% Period-End Deposits $38.7 billion $39.4 billion $38.3 billion Available Secured Capacity $21.0 billion $23.4 billion $21.9 billion Common Equity Tier 1 12.6% 12.9% 13.3% Total Capital Ratio 14.4% 14.8% 14.5% Tangible Common Equity Ratio * 9.3% 9.5% 9.5% $25.1 $15.0 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~167% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic